State Street Institutional Investment Trust

(the “Trust”)

State Street Global Equity ex-U.S. Index Fund

(the “Fund”)

Class A (SSGHX) Class I (SSGJX) Class K (SSGLX)

SUPPLEMENT DATED MARCH 1, 2019 TO THE

SUMMARY PROSPECTUS DATED APRIL 30, 2018, AS REVISED JUNE 7, 2018,

AS MAY BE SUPPLEMENTED AND/OR REVISED FROM TIME TO TIME

Effective immediately, the Summary Prospectus is revised as follows:

•	The sub-section entitled “Investment Adviser” on page 7 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Investment Adviser

SSGA FM serves as the investment adviser to the Fund and the Portfolio.

The professionals primarily responsible for the day-to-day management of the Portfolio and the Fund are Michael Feehily, Karl Schneider and Olga Winner. They have served on the Fund and the Portfolio since inception in 2014.

Michael Feehily, CFA, is a Senior Managing Director of the Adviser and the Head of Global Equity Beta Solutions in the Americas. He worked at the Adviser from 1997 to 2006 and rejoined in 2010.

Karl Schneider, CAIA, is a Managing Director of the Adviser and Deputy Head of Global Equity Beta Solutions in the Americas. He joined the Adviser in 1997.

Olga Winner, CFA, is a Vice President of the Adviser and a Senior Portfolio Manager in the Global Equity Beta Solutions Group. She joined the Adviser in 2007.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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